                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  October 3, 2002


                Bear Stearns Commercial Mortgage Securities, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                        333-86366                            13-3411414
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(State or Other Jurisdiction                   (Commission                           (IRS Employer
of Incorporation)                              File Number)                          Identification No.)


 245 Park Avenue, New York, NY                                                       10167
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(Address of Principal Executive Offices)                                             (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
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         On October 3, 2002, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PBW1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as RREEF Textron Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, ARCap Special Servicing, Inc. as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as RREEF Textron B-Note Holder. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI, and MLPFS, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
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Exhibit No.    Description

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as RREEF Textron Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, ARCap Special Servicing, Inc. as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as RREEF Textron B-Note Holder.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   October 18, 2002


                                            BEAR STEARNS COMMERCIAL MORTGAGE
                                            SECURITIES INC.
                                            By: /s/ Michael A. Forastiere
                                                -------------------------
                                            Name:  Michael A. Forastiere
                                            Title: Vice President









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                                  EXHIBIT INDEX

               The following exhibits are filed herewith:


Exhibit No.
-----------

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as RREEF Textron Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, ARCap Special Servicing, Inc. as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as RREEF Textron B-Note Holder.






















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